UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 16, 2010
Date of Report (Date of Earliest Event Reported)

CENTER FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

California	000-50050	52-2380548
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3435 Wilshire Boulevard, Suite 700
Los Angeles, California 90010
(Address of principal executive offices) (Zip Code)

(213) 251-2222
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.       Other Events

On April 16, 2010, Center Financial Corporation (the “Company”) announced that its wholly owned bank subsidiary, Center Bank, acquired the banking operations of Oakland, California-based Innovative Bank from the Federal Deposit Insurance Corporation (FDIC), effective as of the close of business today.   A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits

(c)         Exhibits

99.1       News release dated April 16, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTER FINANCIAL CORPORATION

Dated:	April 16, 2010	By:	/s/ Lonny D. Robinson
		Name:	Lonny D. Robinson
		Title:	Executive Vice President, Chief Financial Officer

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